UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2015

Delcath Systems, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Avenue of the Americas, 43rd Floor New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 489-2100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 26, 2015, Delcath Systems, Inc. (“Delcath”) issued a press release announcing that Jennifer Simpson, Ph.D., M.S.N., C.R.N.P. has been named President and Chief Executive Officer by the Company’s Board of Directors, effective immediately. Dr. Simpson has served as Interim President and Chief Executive Officer of Delcath since September 2014 and as Interim Co-President and Co-Chief Executive Officer from September 2013 to September 2014. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Delcath Systems, Inc., dated May 26, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: May 26, 2015	By:	/s/ Jennifer K. Simpson
Jennifer K. Simpson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Delcath Systems, Inc., dated May 26, 2015.